--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                December 31, 1997
--------------------------------------------------------------------------------




                                 The Value Line
                                   Fund, Inc.



                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

The Value Line Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

In a continuation of the trend of the last several years, 1997 saw large-capitalization stocks, like those in the S&P 500, significantly outperform small- and mid-sized capitalization stocks. The Value Line Fund, with its mid-cap focus, had a total return of 21.59% for the year, while the Standard & Poor's 500 Index had a total return of 33.36% and the Russell 2000 small-cap index had a total return of 22.36%.

In addition, the Fund's performance suffered in the fourth quarter, as concerns about the ramifications of the currency crisis in Asia caused severe declines in a number of growth stocks, particularly in the technology and energy sectors, which had screened strongly in the Value Line Timeliness(TM) Ranking System.

After starting the year on a solid note, the stock market suffered a sharp correction in the spring as a result of a rise in interest rates due to surprisingly strong economic growth in the first quarter. The summer saw a powerful rally in the market, fueled by strong corporate profit growth, a decline in interest rates, benign inflation, and a perceived slowing of economic growth from the first quarter's rapid pace. This rally continued into the fall, as the environment for stocks appeared to approach investment "nirvana," i.e. strong profit growth, low inflation, easing interest rates, and a solid, but not overheating, economy.

In addition the European economies appeared to be emerging from long years of slow growth, potentially adding to overseas profit growth. However, late October saw a sharp downturn in the stock market, as concerns about the impact of the Southeast Asian economic crisis were manifested in the U.S. market. This pullback was highlighted by a one-day 554-point decline in the Dow Jones Industrial Average in late October.

The last two months of the year saw continued severe weakness in growth stocks, whose earnings were perceived to be at risk from the Asian crisis. Indeed, earnings shortfalls from some high-profile companies late in the year sent tremors throughout the market, as investors viewed these earnings difficulties as signs of difficult things to come. In this environment investors gravitated to large-capitalization stocks with more dependable earnings, and the S&P 500 significantly outperformed the broader indices.

The Value Line Fund's largest representation last year, compared with the industry allocations for the benchmark S&P 500 Index, were in technology (mostly networking and software-related stocks) and energy (primarily oil service and drillers). These two areas performed poorly at the end of the year, due to economic and currency problems in Asia and political instability in the Middle East. In addition, the Fund had significant positions in bank and insurance stocks, two industries with excess capacity, which are undergoing consolidation. This area benefited at the end of the year from the sharp decline in interest rates and their general lack of exposure to Asia.

The Value Line Fund's investment management style is derived from the output of the Value Line Timeliness Ranking System, which has a long record of success as the highest ranked stocks, the 1s and 2s, have significantly outperformed the lower ranked stocks. The higher-ranked stocks have superior near-term earnings and price momentum, as well as attractive valuations. Your Fund selects stocks primarily from these top two ranks. As such, our style is "growth" oriented, seeking companies that are increasing earnings faster than the market overall. The stocks of such companies tend to have relatively higher stock price volatility, and are more often found in fast-growth sectors, such as technology and healthcare, as opposed to slow-growth sectors such as utilities. In order to reduce the risks associated with such a style, the Fund's holdings are well diversified, with representation in virtually all economic sectors. In addition, the Fund may


--------------------------------------------------------------------------------
2

                                                       The Value Line Fund, Inc.

Fund Shareholders
--------------------------------------------------------------------------------


also invest in Rank 3 stocks in order to improve diversification and reduce risk.

As always, we appreciate the confidence you have demonstrated in Value Line and The Value Line Fund, and we intend to work hard to continue to best serve your investment needs.

                                   Sincerely,


                                   /s/ Jean Bernhard Buttner
                                   Jean Bernhard Buttner
                                   Chairman and President

February 2, 1998

--------------------------------------------------------------------------------

Economic Observations

It has now been a number of months since the crisis in Asia first made the headlines in this country, and about that long since the pessimists began to predict that there would be serious repercussions over here. During that time, however, there has been little in the economic reports to suggest that this feared sharp falloff in business activity was taking place on a wide scale. True, a number of companies are now noting some Asia-related weakness, with cautionary statements accompanying certain profit reports. In fact, the Asian problems do raise concerns regarding earnings prospects through the first half of this year--at least. For the most part, however, economic activity is sufficiently strong to suggest that corporate earnings will continue to rise, albeit at a modest pace.

Encouragingly, this long-running business expansion looks as though it will persist. Overall, the current tenor of the economic data would seem to be consistent with a growth rate of 2.0%-2.5% for the next several quarters, versus perhaps 3% had the difficulties in Asia not evolved. We add, however, that even our reduced expectations assume that the problems in that region will begin to ease selectively over the next several months, as efforts by the world's leading banking authorities gradually produce the desired stability.

Meantime, there continues to be limited pressure on the inflation front, with prices for industrial goods, energy products, and precious metals continuing in a flat to lower trend. Our sense, for now, is that these favorable pricing trends will stay intact for the balance of the year. Overall, with the economy likely to remain on a modest, yet sustainable, growth track, and with inflation expected to hold at low levels, interest rates should continue to be relatively stable, thus lending some support to the financial markets during the months ahead.


*Performance Data:
                                                                  Growth of
                                             Average             an Assumed
                                             Annual             Investment of
                                          Total Return             $10,000
                                          ------------          -------------
 1 year ended 12/31/97.................      21.59%                $12,159
 5 years ended 12/31/97................      14.97%                $20,084
10 years ended 12/31/97................      16.17%                $44,777

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                             IN THE VALUE LINE FUND
                          AND THE S&P 500 STOCK INDEX*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                        Value Line Fund               S&P 500
                                        ---------------               -------
  1/1/88                                    10,000                     10,000
 3/31/88                                    10,591                     10,571
 6/30/88                                    11,111                     11,273
 9/30/88                                    10,759                     11,308
12/31/88                                    10,968                     11,655
 3/31/89                                    11,681                     12,479
 6/30/89                                    12,568                     13,579
 9/30/89                                    14,453                     15,031
12/31/89                                    14,415                     15,339
 3/31/90                                    14,072                     14,879
 6/30/90                                    15,380                     15,813
 9/30/90                                    13,110                     13,642
12/31/90                                    14,306                     14,871
 3/31/91                                    17,006                     17,031
 6/30/91                                    18,857                     16,992
 9/30/91                                    18,236                     17,901
12/31/91                                    21,296                     19,402
 3/31/92                                    20,027                     18,912
 6/30/92                                    18,783                     19,271
 9/30/92                                    20,201                     19,879
12/31/92                                    22,294                     20,880
 3/31/93                                    22,742                     21,791
 6/30/93                                    23,542                     21,897
 9/30/93                                    24,540                     22,463
12/31/93                                    23,814                     22,984
 3/31/94                                    22,788                     22,112
 6/30/94                                    21,610                     22,205
 9/30/94                                    22,908                     23,291
12/31/94                                    22,749                     23,288
 3/31/95                                    24,777                     25,555
 6/30/95                                    26,524                     27,995
 9/30/95                                    29,180                     30,219
12/31/95                                    30,055                     32,039
 3/31/96                                    32,646                     33,758
 6/30/96                                    34,420                     35,273
 9/30/96                                    38,982                     36,363
12/31/96                                    38,826                     39,395
 3/31/97                                    39,802                     40,446
 6/30/97                                    41,174                     47,507
 9/30/97                                    45,866                     51,069
12/31/97                                    44,776                     52,535

                     (Period covered is 1/1/88 to 12/31/97)

* The Standard & Poor's 500 Index (S&P 500) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.


--------------------------------------------------------------------------------
4

                                                       The Value Line Fund, Inc.

Portfolio Highlights at December 31, 1997 (unaudited)
--------------------------------------------------------------------------------


Ten Largest Holdings
                                                                                          Value                Percentage of
Issue                                                               Shares            (in thousands)            Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Transocean Offshore, Inc.....................................       250,000              $12,047                    3.2%
Pfizer, Inc..................................................       160,000               11,930                    3.1
BMC Software, Inc............................................       150,000                9,844                    2.6
Travelers Group, Inc.........................................       165,000                8,889                    2.3
Safeway, Inc.................................................       140,000                8,855                    2.3
Omnicom Group, Inc...........................................       200,000                8,475                    2.2
Cardinal Health, Inc.........................................       112,250                8,433                    2.2
Cisco Systems, Inc...........................................       120,000                6,690                    1.7
Compuware Corp...............................................       200,000                6,400                    1.7
Allstate Corp. (The).........................................        70,000                6,361                    1.7


Five Largest Industry Categories
                                                                    Value               Percentage of
Industry                                                        (in thousands)            Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment..................................      $ 43,767                 11.4%
Computer & Peripherals.......................................        26,693                  7.0
Drug.........................................................        24,592                  6.4
Computer Software & Services.................................        22,589                  5.9
Bank.........................................................        19,735                  5.2


Five Largest Net Security Purchases*
                                                                     Cost
Issue                                                           (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Brightpoint, Inc.............................................       $ 7,472
Compuware Corp...............................................         5,983
EMC Corp.....................................................         5,511
Compaq Computer Corp.........................................         5,270
Executive Risk Inc...........................................         5,204


Five Largest Net Security Sales*
                                                                   Proceeds
Issue                                                           (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co..............................       $ 9,110
Johnson & Johnson............................................         7,491
Boeing Co....................................................         6,843
Coca-Cola Co.................................................         6,011
Tidewater, Inc...............................................         5,907

* For the six month period ended 12/31/97


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (87.8%)

                ADVERTISING (2.2%)
     200,000    Omnicom Group, Inc.............................      $  8,475

                AEROSPACE/
                  DEFENSE (1.1%)
      70,000    Precision Castparts Corp.......................         4,222

                AIR TRANSPORT (2.1%)
      77,200    Air Express International Corp.................         2,355
      90,000    Airborne Freight Corp..........................         5,591
                                                                     --------
                                                                        7,946

                BANK (5.2%)
      70,000    BankAmerica Corp...............................         5,110
      40,000    Citicorp.......................................         5,058
     100,000    Mellon Bank Corp...............................         6,062
      60,000    State Street Corp..............................         3,505
                                                                     --------
                                                                       19,735

                BANK--MIDWEST (1.6%)
     110,000    Norwest Corp...................................         4,249
      30,000    Star Banc Corp.................................         1,721
                                                                     --------
                                                                        5,970

                COAL/ALTERNATE
                  ENERGY (1.2%)
     100,000    AES Corp.*.....................................         4,662

                COMPUTER AND
                  PERIPHERALS (7.0%)
      60,000    Adaptec, Inc.*.................................         2,228
     125,000    Bay Networks, Inc.*............................         3,195
     120,000    Cisco Systems, Inc.*...........................         6,690
      70,000    Compaq Computer Corp...........................         3,951
     200,000    EMC Corp.*.....................................         5,487
      80,000    Newbridge Networks Corp.*......................         2,790
      54,000    SCI Systems, Inc.*.............................         2,352
                                                                     --------
                                                                       26,693

                COMPUTER SOFTWARE &
                  SERVICES (5.9%)
     150,000    BMC Software, Inc.*............................         9,844
     120,000    Computer Associates
                    International, Inc.........................         6,345
     200,000    Compuware Corp.*...............................         6,400
                                                                     --------
                                                                       22,589

                DIVERSIFIED
                  COMPANIES (1.1%)
      60,000    United Technologies Corp.......................         4,369

                DRUG (6.4%)
      60,000    Dura Pharmaceuticals, Inc.*....................         2,752
      80,000    Lilly (Eli) & Co...............................         5,570
     160,000    Pfizer, Inc....................................        11,930
      35,000    Warner-Lambert Co..............................         4,340
                                                                     --------
                                                                       24,592

                ELECTRICAL
                  EQUIPMENT (1.0%)
      50,000    General Electric Co............................         3,669

                ENTERTAINMENT (1.3%)
      60,000    Clear Channel
                    Communications, Inc.*......................         4,766

                FINANCIAL SERVICES
                  (2.3%)
     165,000    Travelers Group, Inc...........................         8,889

                FOOD PROCESSING (1.9%)
      60,000    Campbell Soup Co...............................         3,488
      60,000    Hershey Foods Corp.............................         3,716
                                                                     --------
                                                                        7,204

                FURNITURE/HOME
                  FURNISHINGS (0.9%)
      60,000    HON INDUSTRIES, Inc............................         3,540


--------------------------------------------------------------------------------
6

                                                       The Value Line Fund, Inc.

                                                               December 31, 1997
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

                GROCERY (2.3%)
     140,000    Safeway, Inc.*.................................      $  8,855

                INSURANCE--LIFE (3.0%)
      55,000    Conseco, Inc...................................         2,499
     100,000    ReliaStar Financial Corp.......................         4,119
     111,000    SunAmerica Inc.................................         4,745
                                                                     --------
                                                                       11,363

                INSURANCE--PROPERTY &
                  CASUALTY (4.3%)
      70,000    Allstate Corp. (The)...........................         6,361
      85,000    Executive Risk Inc.............................         5,934
      35,000    Progressive Corp...............................         4,196
                                                                     --------
                                                                       16,491

                MEDICAL SERVICES (1.2%)
     160,000    HEALTHSOUTH Corp.*.............................         4,440

                MEDICAL SUPPLIES (3.3%)
     112,250    Cardinal Health, Inc...........................         8,433
      70,000    Guidant Corp...................................         4,357
                                                                     --------
                                                                       12,790

                METAL FABRICATING (0.6%)
      40,000    Illinois Tool Works, Inc.......................         2,405

                OFFICE EQUIPMENT &
                  SUPPLIES (1.7%)
     150,000    Staples, Inc.*.................................         4,163
     125,000    U.S. Office Products Co.*......................         2,453
                                                                     --------
                                                                        6,616

                OILFIELD SERVICES/
                  EQUIPMENT (11.4%)
      80,000    BJ Services Co.*...............................         5,755
      95,000    Baker Hughes Inc...............................         4,144
     100,000    ENSCO International Inc. ......................         3,350
      80,000    Global Marine, Inc.*...........................         1,960
      90,000    Helmerich & Payne, Inc.........................         6,109
     150,000    Parker Drilling Co.*...........................         1,828
     100,000    Rowan Companies, Inc.*.........................         3,050
      90,000    Smith International, Inc.*.....................         5,524
     250,000    Transocean Offshore, Inc.......................        12,047
                                                                     --------
                                                                       43,767

                PACKAGING &
                  CONTAINER (0.7%)
      40,000    Sealed Air Corp.*..............................         2,470

                PETROLEUM--
                  INTEGRATED (2.2%)
      46,000    British Petroleum Co.
                    PLC (ADR)..................................         3,666
      50,000    Occidental Petroleum Corp......................         1,465
     100,000    USX-Marathon Group.............................         3,375
                                                                     --------
                                                                        8,506

                PETROLEUM--
                  PRODUCING (1.1%)
     120,000    R & B Falcon Corp.*............................         4,208

                RETAIL--SPECIAL LINES
                  (3.2%)
     386,600    Brightpoint, Inc.*.............................         5,364
      90,000    CompUSA, Inc.*.................................         2,790
     120,000    TJX Companies, Inc.............................         4,125
                                                                     --------
                                                                       12,279


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Schedule of Investments                                        December 31, 1997
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

                RETAIL STORE (3.8%)
     101,562    Consolidated Stores Corp.*.....................      $  4,462
      80,000    Dayton Hudson Corp.............................         5,400
     100,000    Federated Department
                    Stores, Inc.*..............................         4,306
      21,000    Shopko Stores, Inc.*...........................           457
                                                                     --------
                                                                       14,625

                SEMICONDUCTOR (1.3%)
     140,000    Maxim Integrated
                    Products, Inc.*............................         4,830

                TELECOMMUNICATIONS
                  EQUIPMENT (3.3%)
      85,000    ADC Telecommunications,
                    Inc.*......................................         3,549
     200,000    PairGain Technologies, Inc.*...................         3,875
     100,000    Tellabs, Inc.*.................................         5,287
                                                                     --------
                                                                       12,711

                TELECOMMUNICATION
                  SERVICES (1.8%)
      90,000    AirTouch Communications,
                    Inc.*......................................         3,741
     100,000    WorldCom, Inc.*................................         3,025
                                                                     --------
                                                                        6,766

                TOBACCO (1.4%)
     120,000    Philip Morris Companies,
                    Inc........................................         5,438
                                                                     --------

                TOTAL COMMON STOCKS
                AND TOTAL INVESTMENT
                SECURITIES (87.8%)
                (Cost $220,867,000) ...........................       335,881
                                                                     --------



                                                                       Value
  Principal                                                       (in thousands
   Amounts                                                          except per
(in thousands)                                                     share amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (14.6%)

                U.S. GOVERNMENT
                  AGENCY
                  OBLIGATIONS (6.5%)
     $25,000    Federal Home Loan Mortgage
                    Bank Discount Notes,
                    5.59%, 1/8/98..............................      $ 24,973
                    --------

                REPURCHASE
                  AGREEMENT (8.1%)
                (including accrued interest)
      31,000    Collateralized by $31,480,000
                    U.S. Treasury Notes 6%,
                    due 6/30/99, with a value of
                    $31,637,000 (with First
                    Chicago Capital Markets, Inc.
                    5.85%, dated 12/31/97,
                    due 1/2/98, delivery value
                    of $31,010,000)............................        31,005
                                                                     --------

                TOTAL SHORT-TERM
                INVESTMENTS
                (Cost $55,978,000) ............................        55,978
                                                                     --------

EXCESS OF LIABILITIES OVER
CASH AND RECEIVABLES (-2.4%) ..................................        (9,428)
                                                                     --------
NET ASSETS (100%)   ...........................................      $382,431
                                                                     ========

NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($382,431,000 / 19,826,560 shares of
capital stock outstanding) ....................................      $  19.29
                                                                     ========

* Non-income producing


See Notes to Financial Statements


--------------------------------------------------------------------------------
8

                                                       The Value Line Fund, Inc.

Statement of Assets
and Liabilities at December 31, 1997
--------------------------------------------------------------------------------
                                                                    Dollars
                                                                 (in thousands
                                                                except per share
                                                                    amount)
                                                                ----------------
Assets:
Investment securities, at value
  (Cost--$220,867)..........................................       $335,881
Short-term investments (Cost--$55,978)......................         55,978
Cash........................................................             18
Dividends & interest receivable.............................            195
Receivable for capital shares sold..........................             20
                                                                   --------
      Total Assets .........................................        392,092
                                                                   --------
Liabilities:
Payable for securities purchased............................          9,272
Payable for capital shares repurchased......................             56
Accrued expenses:
  Advisory fee..............................................            215
  Other.....................................................            118
                                                                   --------
      Total Liabilities ....................................          9,661
                                                                   --------
Net Assets .................................................       $382,431
                                                                   ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 19,826,560 shares)............................       $ 19,827
Additional paid-in capital..................................        244,168
Undistributed investment income--net........................             34
Undistributed net realized gain on
  investments...............................................          3,388
Unrealized net appreciation of
  investments...............................................        115,014
                                                                   --------
Net Assets .................................................       $382,431
                                                                   ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($382,431,000/19,826,560
  shares outstanding) ......................................       $  19.29
                                                                   ========

Statement of Operations
for the Year Ended December 31, 1997
--------------------------------------------------------------------------------
                                                                     Dollars
                                                                 (in thousands)
                                                                  ------------
Investment Income:
Interest....................................................        $ 2,821
Dividends (Net of foreign withholding
  taxes of $16).............................................          2,452
                                                                    -------
    Total Income............................................          5,273
                                                                    -------
Expenses:
Advisory fee................................................          2,463
Transfer agent fees.........................................            162
Custodian fees..............................................             47
Postage.....................................................             43
Auditing and legal fees.....................................             39
Printing and stationery.....................................             34
Telephone and wire charges..................................             32
Registration and filing fees................................             24
Insurance and dues..........................................             22
Directors' fees and expenses................................             15
Taxes and other.............................................              5
                                                                    -------
      Total Expenses before
        Custody Credits.....................................          2,886
      Less: Custody Credits.................................             (4)
                                                                    -------
      Net Expenses..........................................          2,882
                                                                    -------
Investment Income--Net .....................................          2,391
                                                                    -------
Realized and Unrealized Gain on
  Investments--Net:
    Realized Gain--Net......................................         48,276
    Change in Unrealized Appreciation.......................         19,978
                                                                    -------
Net Realized Gain and Change in
  Unrealized Appreciation
  on Investments ...........................................         68,254
                                                                    -------
Net Increase in Net Assets
  from Operations ..........................................        $70,645
                                                                    =======


See Notes to Financial Statements.

--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                                                                        1997                1996
                                                                                                     ------------------------------
                                                                                                         (Dollars in thousands)
Operations:
  Investment income--net .................................................................           $   2,391            $   1,942
  Realized gain on investments--net ......................................................              48,276               53,096
  Change in unrealized appreciation ......................................................              19,978               16,822
                                                                                                     ------------------------------
Net increase in net assets from operations ...............................................              70,645               71,860
                                                                                                     ------------------------------

Distributions to Shareholders:
  Investment income--net .................................................................              (2,392)              (1,907)
  Realized gain from investment transactions--net ........................................             (63,076)             (36,107)
                                                                                                     ------------------------------
  Total distributions ....................................................................             (65,468)             (38,014)
                                                                                                     ------------------------------

Capital Share Transactions:
  Net proceeds from sale of shares .......................................................             110,688               62,912
  Net proceeds from reinvestment of distributions to shareholders ........................              61,277               35,580
  Cost of shares repurchased .............................................................            (143,582)            (101,036)
                                                                                                     ------------------------------
  Increase (Decrease) from capital share transactions ....................................              28,383               (2,544)
                                                                                                     ------------------------------

Total Increase ...........................................................................              33,560               31,302

Net Assets:
  Beginning of year ......................................................................             348,871              317,569
                                                                                                     ------------------------------
  End of year ............................................................................           $ 382,431            $ 348,871
                                                                                                     ==============================

Undistributed investment income--net, at end of year .....................................           $      34            $      35
                                                                                                     ==============================



See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                                       The Value Line Fund, Inc.

Notes to Financial Statements                                  December 31, 1997
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the- counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------
                                                                              11

The Value Line Fund, Inc.

Notes to Financial Statements                                  December 31, 1997
--------------------------------------------------------------------------------

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                          1997            1996
                                                         -----------------------
Shares sold.....................................          5,344            3,181
Shares issued to shareholders
  in reinvestment of dividends
  and distributions.............................          3,348            1,826
                                                         -----------------------
                                                          8,692            5,007
Shares repurchased..............................          6,949            4,941
                                                         -----------------------
Net increase....................................          1,743               66
                                                         =======================
Dividends per share from net
  investment income.............................         $.1416           $ .112
                                                         =======================
Distributions per share from
  net realized gains............................         $3.792           $2.218
                                                         =======================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                    1997
                                                               --------------
                                                               (in thousands)
PURCHASES:
Investment Securities.......................................      $213,721
                                                                  ========
SALES:
Investment Securities.......................................      $233,411
                                                                  ========

At December 31, 1997, the aggregate cost of investment securities and short-term investments for federal income tax purposes was $276,845,000. The aggregate appreciation and depreciation of investments at December 31, 1997, based on a comparison of investment values and their costs for federal income tax purposes was $121,369,000 and $6,355,000, respectively, resulting in a net appreciation of $115,014,000.

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $2,463,000 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended December 31, 1997. This was computed at an annual rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1997, the Fund paid brokerage commissions totalling $212,386 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 1,064,338 shares of the Fund's capital stock, representing 5.4% of the outstanding shares at December 31, 1997. In addition, certain officers and directors of the Fund owned 164,031 shares of the Fund, representing 0.8% of the outstanding shares.


--------------------------------------------------------------------------------
12

                                                       The Value Line Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                                     Years Ended December 31,
                                                              ----------------------------------------------------------------------
                                                                1997           1996           1995         1994           1993
                                                              ----------------------------------------------------------------------
Net asset value, beginning of year ....................       $  19.29       $  17.63       $  14.36     $  17.90       $  18.16
                                                              ----------------------------------------------------------------------

  Income (loss) from investment operations:
    Net investment income..............................            .14            .11            .12          .10            .08
    Net gains or losses on securities
      (both realized and unrealized)...................           3.79           3.88           4.47         (.93)          1.13
                                                              ----------------------------------------------------------------------
    Total from investment operations...................           3.93           3.99           4.59         (.83)          1.21
                                                              ----------------------------------------------------------------------

  Less distributions:
    Dividends from net investment income...............           (.14)          (.11)          (.12)        (.10)          (.08)
    Distributions from capital gains...................          (3.79)         (2.22)         (1.20)       (2.61)         (1.39)
                                                              ----------------------------------------------------------------------
    Total distributions................................          (3.93)         (2.33)         (1.32)       (2.71)         (1.47)
                                                              ----------------------------------------------------------------------
Net asset value, end of year  .........................       $  19.29       $  19.29       $  17.63     $  14.36       $  17.90
                                                              ======================================================================
Total return  .........................................          21.59%         22.52%         32.12%       -4.47%          6.82%
                                                              ======================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands).................       $382,431       $348,871       $317,569     $272,763       $331,095
Ratio of operating expenses to average
  net assets...........................................            .78%(1)        .80%(1)        .83%         .82%           .80%
Ratio of net investment income to
  average net assets...................................            .63%           .55%           .73%         .54%           .41%
Portfolio turnover rate................................             68%            54%            78%         150%           120%
Average commissions paid per share of
  common stock investments purchased/sold..............       $  .0492       $  .0490(2)

(1)  Before offset for custody credits.

(2)  Disclosure effective for fiscal years beginning on or after 9/1/95.



See Notes to Financial Statements


--------------------------------------------------------------------------------
                                                                              13

The Value Line Fund, Inc.

                                               Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Value Line Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036

February 20, 1998

--------------------------------------------------------------------------------

                    SHAREHOLDERS MEETING RESULTS -- unaudited

A special meeting of shareholders of The Value Line Fund, Inc. was held on October 30, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of six Directors to serve until their successors are duly elected and qualified.

                                Number of Votes:
                                                                      Broker
       Directors                    For             Withheld        Non-Votes*
       ---------                  ---------         --------        ----------
Jean Bernhard Buttner             8,442,833         247,050             0
John W. Chandler                  8,419,380         270,553             0
Leo R. Futia                      8,379,417         310,516             0
David H. Porter                   8,396,834         293,099             0
Paul Craig Roberts                8,449,141         240,792             0
Nancy-Beth Sheerr                 8,440,548         249,385             0

2. Ratification of the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

                                Number of Votes:
                                                                   Broker
        For                Against             Abstain           Non-Votes*
     ---------             -------             -------           ----------
     8,412,139             69,200              208,593                0

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


--------------------------------------------------------------------------------
14

                                                       The Value Line Fund, Inc.


--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
                                                                              15

The Value Line Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.



* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week. Read the prospectus carefully before you invest or send money.

================================================================================

INVESTMENT ADVISER                  Value Line, Inc.
                                    220 East 42nd Street
                                    New York, NY 10017-5891

DISTRIBUTOR                         Value Line Securities, Inc.
                                    220 East 42nd Street
                                    New York, NY 10017-5891

CUSTODIAN BANK                      State Street Bank and Trust Co.
                                    225 Franklin Street
                                    Boston, MA 02110

SHAREHOLDER                         State Street Bank and Trust Co.
SERVICING AGENT                     c/o NFDS
                                    P.O. Box 419729
                                    Kansas City, MO 64141-6729

INDEPENDENT                         Price Waterhouse LLP
ACCOUNTANTS                         1177 Avenue of the Americas
                                    New York, NY 10036

LEGAL COUNSEL                       Peter D. Lowenstein, Esq.
                                    Two Greenwich Plaza, Suite 100
                                    Greenwich, CT 06830

DIRECTORS                           Jean Bernhard Buttner
                                    John W. Chandler
                                    Leo R. Futia
                                    David H. Porter
                                    Paul Craig Roberts
                                    Nancy-Beth Sheerr

OFFICERS                            Jean Bernhard Buttner
                                    Chairman and President
                                    Michael Romanowski
                                    Vice President
                                    Stephen E. Grant
                                    Vice President
                                    David T. Henigson
                                    Vice President and
                                    Secretary/Treasurer
                                    Jack M. Houston
                                    Assistant Secretary/Treasurer
                                    Stephen La Rosa
                                    Assistant Secretary/Treasurer



This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                       VLF712444